Investor Presentation August 2014 NASDAQ: NTLS Exhibit 99.1

Presentation of Financial and Other Important Information

USE OF NON-GAAP FINANCIAL MEASURES
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles
(“GAAP”). These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors. NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs. Adjusted EBITDA is defined as net income attributable to
NTELOS Holdings Corp. before interest, income taxes, depreciation and amortization, accretion of asset retirement obligations, deferred SNA revenue, gain/loss on derivatives, net income attributable to non-controlling interests, other expenses/income, equity based compensation charges, business separation charges, certain employee separation charges, gain/loss on sale of assets, secondary offering costs and net loss from discontinued operations and costs related to the separation of the wireless and wireline companies.
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-
looking statements and should be evaluated as such. The words “anticipates,” “believes,” “expects,” “intends,” “plans,” “estimates,” “targets,” “projects,”
“should,” “may,” “will” and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.  Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to:  our ability to attract and retain retail subscribers to our services; our dependence on our strategic relationship with Sprint Corporation
(“Sprint”); a potential increase in roaming rates and wireless handset subsidy costs; rapid development and intense competition in the telecommunications industry; our ability to finance, design, construct and realize the benefits of any planned network technology upgrade; our ability to acquire or gain access to additional spectrum; the potential to experience a high rate of customer turnover; the potential for competitors to build networks in our markets; cash and capital requirements; operating and financial restrictions imposed by our credit agreement; adverse economic conditions; federal and state regulatory fees, requirements and developments; loss of ability to use our current cell sites; our continued reliance on indirect channels of retail distribution; our reliance on certain suppliers and vendors; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our quarterly reports filed on Form 10-Q and our most recent Annual Report filed on Form 10-K.

•
Leading “pure-play” publicly traded regional wireless carrier
•
8.0 million licensed POPs; 6.0 million covered POPs; 458,100 subscribers
•
Branded retail business and stable wholesale business with
recurring revenue stream
•
Exclusive wholesale network provider for Sprint in WV and
Western Va. through December 2022
Company Overview
About nTelos
Headquarters
Waynesboro, Va.
Ticker
NTLS
Exchange
NASDAQ
Price
$12.64
Market Cap
$274 million
Shares
21.7 million
52 Week Range
$11.20 – $23.03
As of August 18, 2014

STRATEGIC NETWORK ASSETS
Ntelos Licensed Service Area
Ntelos Covered Network
Sprint Wholesale Markets

nTelos Network
Operational Footprint
POPs 8.0 million
Covered
POPs
6.0 million
LTE POPs
2.8 million (6/30/14)
3.3 million (Est. 12/31/14)
Spectrum
nTelos: AWS / PCS / 2.5 GHz
Sprint: 800 MHz / PCS / 2.5 GHz
Total Cell
Sites
1,445

4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14

Retail
Prepay
Retail subscriber base
comprised of two-thirds
postpay subscribers
Postpay
458,100
33%
67%
Retail revenues of $79.5
million in 2Q14, or 67% of
total revenues
•
High quality device offering
including iPhone, Samsung
Galaxy, and Moto X
•
127 branded retail locations
•
715 total points of distribution
nTelos operates the postpay
business under NTELOS
brand and prepay under the
FRAWG brand
Subscriber Base
Platform
Revenue
$60.0
$70.0
$80.0
$90.0

Wholesale and Other Revenues
nTelos provides wholesale services to
other wireless carriers. The primary
source of wholesale revenues comes from
the Strategic Network Alliance (SNA) with
Sprint.
Wholesale & Other Revenues
Wholesale and other revenue
accounted for 33%
of total
revenues in 2Q14
SNA covers 2.1 mm covered POPs
in West Virginia and western
Virginia; 853
cell sites
SNA billed revenue accounted for
96% of wholesale and other
revenues in 2Q14
Includes $9.0 million from September 2013 SNA Settlement with Sprint
1
$118
$145
$169
$83
$79
$0
$40
$80
$120
$160
$200
2010 2011 2012 2013 YTD 2013 YTD 2014
Wholesale and Other Revenues
$175
1

Wireless Industry Trends
Adjusted EBITDA (billions) EIP as % of Total Subs
Wireless Service Revenue (billions)
% Data
Deal Value (billions)
Sources: Bloomberg, SNL Kagan
Competition
Data Usage
Consolidation
Deal Count
Data Revenue Growth
Telecom M&A
EIP Lifting Big Four’s Adjusted EBITDA
Fierce competition has led to
increased promotional activity
that has pressured revenue.
However, the popularity of
Equipment Installment Plans
(EIP) over the traditional
subsidy models has muted
the impact  and lifted
Adjusted EBITDA.
As more consumers use
smartphones and tablets,
data usage on the networks
has continued to grow
dramatically. Carriers have
introduced shared data plans
and increased data
allowances to leverage their
investments in 4G.
Wireless M&A has been
particularly strong in the past
few years as carriers use
acquisitions to bolster their
spectrum position to meet the
increases in data traffic,
generate increased scale and
grow their subscriber base.
0
2
4
6
8
10
12
14
16
18
20
2010 2011 2012 2013 YTD 2014
$0
$20
$40
$60
$80
$100
$120
$140
$160
2013 2014E 2015E 2016E 2017E
$0
$50
$100
$150
$200
$250
$300
40%
45%
50%
55%
60%
65%
70%
1Q13 2Q13 3Q13 4Q13 1Q14
0%
1%
2%
3%
4%
5%
6%
$15
$16
$16
$17
$17
$18
$18
$19
$19
$20

Strategic Objectives

of our assets
strategic relevance
Increase the
nTelos’s operations
Sprint to enhance
relationship with
strategic
Leverage our
performance
retail sales
Strengthen our
efficient
become more
processes and
Improve our

Operating Objectives 9 Grow strategic partnerships Strengthen brand and customer loyalty Enhance network capabilities Improve operating efficiency Sprint/DISH Subscribers 4G LTE Operations

nTelos wireless
WIRELESS FOR THE PEOPLE

nControl™

pay for what you want and nothing you don't

STEP 1
$20
DATA CARD
$25
HANDSET
$35
SMARTPHONE
Choose your device(s).
STEP 2
$20
1 GB
$30
2 GB
$60
UNLIMITED
Choose your data.
STEP 3
$0
$5
$10
Choose your minutes

Retail Growth Drivers Going Forward
•
nControl pricing plans
•
Equipment Installment Plan (EIP)
•
Prepay rate plan resets
•
Expansion of 4G LTE network
•
Improved device line up
Prices as of July 28, 2014

EIP Features Launched in mid- August No money down on device purchases Eligible for early upgrade after 12 months Customers can still choose a subsidized device plan 11

Subscribers – Net Addition Trend
•
Ten consecutive quarters of positive net adds
12
6,800
3,500
5,500
9,300
11,400
3,800
2,300
7,500
3,400
400
0
2,000
4,000
6,000
8,000
10,000
12,000
1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014

Average Revenue Per Account (ARPA)
ARPA
Subscribers Per Account
•
2Q14 postpay subscribers per account of 2.2
13
$133.34 $136.90 $136.88 $137.47 $137.20
2.0
2.1
2.2
2.3
$0.00
$20.00
$40.00
$60.00
$80.00
$100.00
$120.00
$140.00
$160.00
2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014
Subscribers Per Account

Continued Focus on Operational Efficiencies
Steps
Refine retail offerings
Right-Fitting retail customer base
Enhance online support and self-service
Streamline legacy processes and systems
Align organization
Goals
Improve customer experience
Increase productivity
Reduce costs

Sprint Agreement – Platform For Growth
Terms Amended SNA (Announced May 22, 2014)
Expiration December 31, 2022
Coverage Area
•
2.1 mm covered POPs in West Virginia and western Virginia
•
853 cell sites
•
36,800 square miles
Network 2G/3G/4G LTE / future feature upgrades
Spectrum 800/1.9/2.5 (nTelos & Sprint)
Anticipated 4G LTE Buildout Timeline Expect to be completed no later than May 2017
Nationwide Roaming 2G/3G/4G LTE
Exclusivity
•
Exclusive wholesale provider in SNA territory
•
Can sign wholesale agreements with other carriers
Equipment Vendor Relationships Leverage Sprint’s device and equipment relationships
Incremental Investment Agreed to build 4G LTE network ($150mm - $175mm)

•
Solidifies Sprint relationship through December 2022 and allows for additional collaboration
•
Contributes recurring wholesale revenues to nTelos
•
Provides access to Sprint’s 800 MHz/1.9 GHz/2.5 GHz spectrum and vendor relationships
•
Attracts high-value customers by facilitating a robust LTE experience in SNA territory
•
Provides 4G LTE nationwide roaming for nTelos retail customers
Extended Agreement – Beneficial Impact

Financial Overview

Historical Financial Overview
Revenue Adjusted EBITDA
¹
Includes $9.0 million of revenues and $9.6 million of EBITDA related to September 2013 SNA Settlement with Sprint
.
1
1
($mm)
($mm)
18
$289
$278
$285
$317
$118
$145
$169
$175
$407
$423
$454
$492
$0
$100
$200
$300
$400
$500
2010 2011 2012 2013
Retail Sprint, Wholesale & Other
$142
$143
$135
$151
$0
$20
$40
$60
$80
$100
$120
$140
$160
2010 2011 2012 2013

Capital Expenditure
CapEx vs. Revenues
Note: Excludes wireline revenue generated and capex incurred prior to October 2011 business separation
19
$85
$97
$71
$52
$58
$72
$81
$350
$375
$400
$425
$450
$475
$500
$0
$25
$50
$75
$100
2007 2008 2009 2010 2011 2012 2013
Maintenance, IT & Other Capacity Growth Technology Upgrade
CapEx ($mm) Revenues ($mm)

Capitalization Overview ($ in millions) June 30, 2014 Cash, unrestricted $108.3 Total Debt $527.8 Net Debt $419.5 LTM Adjusted EBITDA $140.6 Secured Term Loan $526.9 Net Debt Leverage 3.0x 20

Guidance (as of July 28, 2014) 21 For the year ended December 31, 2014: • Adjusted EBITDA of $128 - $135 million • CapEx of $110 - $120 million

Strategic Objectives

Increase the
strategic relevance
of our assets
Strengthen our
retail sales
performance
Leverage our
strategic
relationship with
Sprint to enhance
nTelos’s operations
Improve our
processes and
become more
efficient

Appendix

Adjusted EBITDA Reconciliation

Reconciliation of Net Income Attributable to NTELOS Holdings Corp. to Adjusted EBITDA
(In thousands)
2Q14 1Q14 4Q13 3Q13 2Q13
Net Income Attributable to NTELOS Holdings Corp. 484 $                       1,286 $                    (784) $                      10,583 $                 9,386 $
Net income attributable to noncontrolling interests 373 436 403 588 541
Net Income 857 1,722 (381) 11,171 9,927
Interest expense 8,315 7,959 7,504 7,480 7,398
Income taxes 640 1,110 80 8,340 6,380
Other expense (income), net 92 1,072 161 431 (151)
Operating income 9,904 11,863 7,364 27,422 23,554
Depreciation and amortization     19,929 19,067 17,486 16,559 20,443
Gain on sale of intangible assets - - - - (4,442)
Accretion of asset retirement obligations 331 315 171 135 173
Equity-based compensation 1,283 1,311 1,330 1,442 1,460
SNA Straight Line Adjustment 2,043
1
- - - -
Other
2
874 1,367 375 - -
Adjusted EBITDA
34,364 $                 33,923 $                  26,726 $                  45,558 $                 41,188 $
1 Adjustment for impact of recognizing a portion of the billed SNA contract on a straight line basis
2
Includes legal and advisory fees, employee seperation charges and secondary offering costs.

ARPA Reconciliation
ARPA Reconciliation - Postpay
Average Monthly Revenue per Account (ARPA) ¹ 2Q14 1Q14 4Q13 3Q13 2Q13
(In thousands, except for accounts and ARPA)
Operating revenues
117,795 $    122,082 $    121,766 $    130,912 $    119,859 $
Less: prepay service revenues (16,206)        (16,960)        (16,956)        (16,478)        (16,182)
Less: equipment revenues
(6,560)           (7,491)           (6,573)           (6,541)           (5,499)
Less: wholesale and other adjustments
(37,900)        (40,018)        (40,525)        (50,142)        (41,179)
Postpay service revenues
57,129 $      57,613 $      57,712 $      57,751 $      56,999 $
Average number of postpay accounts
138,800       139,700       140,500       140,600       142,500
Postpay ARPA
137.20 $      137.47 $      136.88 $      136.90 $      133.34 $
¹
Average monthly revenue per account (ARPA) is computed by dividing postpay service revenues per period by the average number of postpay accounts during that period. As defined, ARPA may not be similar to ARPA measures of other companies, is not a measurement under GAAP and should be considered in addition to, but not as a substitute for, the information contained in the Company’s consolidated Income
Statement. The Company closely monitors the effects of new rate plans and service offerings on ARPA in order to determine their effectiveness. ARPA provides management useful information concerning the appeal of NTELOS rate plans and service offerings and the
Company’s performance in attracting and retaining high-value customers.

Key Metrics

Key Metrics
Quarter Ended:
6/30/2013 9/30/2013 12/31/2013 3/31/2014 6/30/2014 6/30/2013 6/30/2014
Subscribers
Beginning Subscribers 451,000 454,800 457,100 464,600 468,000 439,600 464,600
Postpay
299,700 298,700 298,000 306,700 306,800 297,400 306,700
Prepay 151,300 156,100 159,100 157,900 161,200 142,200 157,900
Gross Additions
40,100 44,500 50,800 45,400 39,000 88,600 84,400
Postpay
16,300 20,000 28,700 20,200 20,400 36,500 40,600
Prepay 23,800 24,500 22,100 25,200 18,600 52,100 43,800
Disconnections
1 36,300 42,200 43,300 42,000 38,600 73,400 80,600
Postpay
16,100 19,600 19,800 19,900 17,100 33,000 37,000
Prepay 20,200 22,600 23,500 22,100 21,500 40,400 43,600
Net Additions (Losses)
1
3,800 2,300 7,500 3,400 400 15,200 3,800
Postpay
200 400 8,900 300 3,300 3,500 3,600
Prepay 3,600 1,900 (1,400) 3,100 (2,900) 11,700 200
Ending Subscribers
¹ 454,800 457,100 464,600 468,000 458,100 454,800 458,100
Postpay
298,700 298,000 306,700 306,800 308,200 298,700 308,200
Prepay 156,100 159,100 157,900 161,200 149,900 156,100 149,900
Churn, net ¹ 2.7% 3.1% 3.1% 3.0% 2.8% 2.7% 2.9%
Postpay 1.8% 2.2% 2.2% 2.2% 1.8% 1.8% 2.0%
Prepay
4.4% 4.8% 4.9% 4.6% 4.5% 4.5% 4.6%
¹
During the quarter, the Company terminated approximately 2,100 postpay subscribers that repeatedly exceeded their terms and conditions relating to permitted usage.
Additionally, the Company changed its business rules related to reporting of long-term, non-revenue prepay subscribers.  This change resulted in approximately
8,200 prepay subscribers being excluded from our ending subscriber base.  The impact of these Company-initiated terminations and change in business rules is reflected in our ending subscriber totals as of June 30, 2014, and is not reflected in our disconnections, net additions and churn calculations for the periods ended June 30, 2014.
Six Months Ended